UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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MAINSTAY VP FUNDS TRUST
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MAINSTAY VP FUNDS TRUST
51 Madison Avenue
New York, New York 10010
April 6, 2020
To Our Shareholders:
At a meeting held on March 17-18, 2020, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) considered and approved Segall Bryant & Hamill, LLC (“SBH”) and Brown Advisory LLC (“Brown Advisory”) to replace Eagle Asset Management, Inc. (“Eagle”) as the subadvisor(s) to the MainStay VP Eagle Small Cap Growth Portfolio (the “Portfolio”), a series of the Trust, effective on May 1, 2020.
Under the supervision of New York Life Investment Management LLC, the Portfolio’s investment manager, SBH and Brown Advisory will each be responsible for the portfolio management of a portion of the Portfolio, including making specific decisions about buying, selling and holding securities and other investments.
At the March 17-18, 2020 Board meeting, the Board also considered and approved (i) changing the Portfolio’s principal investment strategies and investment process and (ii) changing the Portfolio’s name from MainStay VP Eagle Small Cap Growth Portfolio to MainStay VP Small Cap Growth Portfolio, effective on or about May 1, 2020. For information regarding these changes, please refer to the supplements to the Portfolio’s prospectus and statement of additional information dated March 19, 2020.
You are receiving this Information Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (a “Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), and some or all of your Policy value is invested in the Portfolio.
This package contains more information about SBH, Brown Advisory, the Portfolio, and the actions taken by the Board. Please review this information and call us toll-free at 1-800-598-2019 if you have any questions. Clients of investment advisers may also contact their investment adviser with any questions. We are not asking you for a proxy or any voting instructions, and you are requested not to send us or NYLIAC a proxy or any voting instructions.
Thank you for your continued investment in the Portfolio.
Sincerely,
Kirk C. Lehneis
President
MainStay VP Funds Trust

IMPORTANT INFORMATION FOR THE SHAREHOLDERS OF THE
MAINSTAY VP EAGLE SMALL CAP GROWTH PORTFOLIO
This document is an Information Statement and is being furnished to you because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), and some or all of your Policy value is invested in the MainStay VP Eagle Small Cap Growth Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust (the “Trust”). This Information Statement sometimes refers to Policy owners as “shareholders” for ease of reading purposes. New York Life Investment Management LLC (“New York Life Investments”) serves as the investment manager for the Portfolio.
Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission, New York Life Investments, on behalf of the Portfolio and subject to the approval of the Board of Trustees of the Trust (the “Board” or “Trustees”), is permitted to retain, and materially amend subadvisory agreements with, unaffiliated and certain affiliated subadvisors without shareholder approval. This authority is subject to certain conditions.
Under the Order, if New York Life Investments retains, and the Board approves, a subadvisor for the Portfolio, the Portfolio must provide shareholders with certain information about the subadvisor and the subadvisory agreement within 90 days of such retention. In this case, the Portfolio is providing you with this information because at a meeting held on March 17-18, 2020, New York Life Investments recommended, and after careful consideration, the Board approved Segall Bryant & Hamill, LLC (“SBH”) and Brown Advisory LLC (“Brown Advisory”) to replace Eagle Asset Management, Inc. (“Eagle”) as the subadvisor(s) to the Portfolio effective on May 1, 2020.
New York Life Investments will remain the Portfolio’s investment manager and will supervise SBH and Brown Advisory. Under the supervision of New York Life Investments, SBH and Brown Advisory will each be responsible for the portfolio management of a portion of the Portfolio, including making the specific decisions about buying, selling and holding securities and other investments.
This Information Statement is being mailed on or about May 1, 2020 to the Portfolio’s shareholders of record as of March 31, 2020 (the “Record Date”). The Portfolio will bear the expenses incurred in connection with preparing and distributing this Information Statement, which are estimated to be between $5,000 and $10,000.
As of the Record Date, the number of Portfolio shares issued and outstanding was as follows:
Class	Number of Shares
Initial Class	27,631,813
Service Class	9,314,315
Information on shareholders who owned beneficially or of record more than 5% of each class of shares of the Portfolio as of the Record Date is set forth in Appendix A. To the knowledge of New York Life Investments, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Portfolio as of the Record Date.
NO PROXY OR VOTING INSTRUCTION IS REQUIRED
WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTION
AND WE ASK THAT YOU DO NOT SEND US A PROXY OR VOTING INSTRUCTION

BOARD CONSIDERATIONS FOR THE APPOINTMENT OF
SBH AND BROWN ADVISORY AS SUBADVISORS
TO THE MAINSTAY VP EAGLE SMALL CAP GROWTH PORTFOLIO
At the March 17-18, 2020 Board meeting, the Board considered and approved New York Life Investments’ recommendations to terminate Eagle as the subadvisor to the Portfolio, to appoint SBH and Brown Advisory as subadvisors to the Portfolio, to approve the subadvisory agreements between New York Life Investments and SBH and between New York Life Investments and Brown Advisory with respect to the Portfolio (the “New Subadvisory Agreements”), and to approve the related changes to the Portfolio’s principal investment strategies and name change (the “Repositioning”), all to be effective on or about May 1, 2020. The New Subadvisory Agreements provide that SBH and Brown Advisory will manage the assets of the Portfolio allocated to each of them by New York Life Investments from time to time, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Trust’s registration statement. The Board noted that the material terms of the New Subadvisory Agreements are substantially identical to the corresponding terms of the current subadvisory agreement with Eagle with respect to the Portfolio, but that the subadvisory fee schedule under the New Subadvisory Agreement with SBH includes a breakpoint with a fee that is lower than the subadvisory fee paid to Eagle under the current subadvisory agreement.
New York Life Investments proposed that SBH and Brown Advisory be appointed as the subadvisors to the Portfolio based on, among other things, the nature, extent and quality of the services SBH and Brown Advisory would be expected to provide to the Portfolio. After considering the factors summarized in this Information Statement,among others, and New York Life Investments’ rationale for the Repositioning and the New Subadvisory Agreements and following discussions with New York Life Investments, the Board concluded it would be in the best interests of the Portfolio to appoint SBH and Brown Advisory as subadvisors to the Portfolio in replacement of Eagle. In connection with their consideration of New York Life Investments’ recommendation to appoint SBH and Brown Advisory as subadvisors to the Portfolio, each to subadvise a portion of the Portfolio’s assets, the Trustees reviewed each of SBH’s and Brown Advisory’s qualifications to serve as the Portfolio’s subadvisors.
In reaching the decisions to approve the Repositioning and the New Subadvisory Agreements, the Board considered information furnished by New York Life Investments, SBH and Brown Advisory in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on March 17-18, 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of SBH and Brown Advisory that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and, when applicable, the rationale for any differences in the Portfolio’s proposed subadvisory fee and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by each of SBH and Brown Advisory in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, that encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments joining.
In considering the Repositioning and the New Subadvisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by each of SBH and Brown Advisory; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by each of SBH and Brown Advisory from its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized as the Portfolio grows and the extent to which economies of scale have benefited or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to each of SBH and Brown Advisory and estimated overall total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated overall total ordinary operating expenses as compared to similar funds and accounts managed or subadvised by each of SBH and Brown Advisory and/or the peer funds identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on investment performance, management fees and total expenses.
The Board’s decisions to approve the Repositioning and the New Subadvisory Agreements were based on a consideration of the information provided to the Trustees throughout the year and in connection with its meeting held on March 17-18, 2020, such as a presentation from each of SBH and Brown Advisory personnel, including certain members of the proposed portfolio management team, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, SBH and Brown Advisory. The Board’s conclusions with respect to the Repositioning and the New Subadvisory Agreements may have also been based, in part, on New York Life Investments’ belief that each of SBH and Brown Advisory, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is qualified to serve as a subadvisor to the Portfolio. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreements are summarized in more detail below, and the Board did not consider any factor or information controlling in making such approval. The Board evaluated the information available to it with respect to each New Subadvisory Agreement separately, and its decision was made separately with respect to each New Subadvisory Agreement.
Nature, Extent and Quality of Services to be Provided by SBH and Brown Advisory
In considering the Repositioning and the New Subadvisory Agreements, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisors. The Board examined the nature, extent and quality of the investment advisory services that SBH and Brown Advisory proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to each of SBH and Brown Advisory:
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experience in providing investment advisory services;

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experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of these funds;

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experience of investment advisory, senior management and administrative personnel;

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overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by each of SBH and Brown Advisory;

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New York Life Investments and each of SBH and Brown Advisory believe their compliance policies and procedures are reasonably designed to prevent violation of the federal securities laws;

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ability to attract and retain qualified investment professionals and investment in personnel to service and support the Portfolio;

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portfolio construction and risk management processes;

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experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

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overall reputation, financial condition and assets under management.

Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by each of SBH and Brown Advisory.
Investment Performance
The Board considered the Portfolio’s investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, generally placing greater emphasis on the Portfolio’s long-term performance track record. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning and the New Subadvisory Agreements considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and prior discussions between the Portfolio’s current portfolio managers and the members of the Board’s Investment Committee. The Board further considered that shareholders may benefit from each of SBH’s and Brown Advisory’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.
The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that each of SBH and Brown Advisory currently manage a portfolio with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of these investment portfolios and other portfolios managed by the proposed portfolio managers for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by SBH and Brown Advisory.
Also based on these considerations, the Board concluded that the selection of SBH and Brown Advisory as the subadvisors to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.
Costs of the Services to be Provided, and Profits to be Realized, by SBH and Brown Advisory
The Board considered information provided by each of SBH and Brown Advisory with respect to the anticipated costs of the services to be provided by each of SBH and Brown Advisory under the New

Subadvisory Agreements and the profits expected to be realized by each of SBH and Brown Advisory due to its relationship with the Portfolio. The Board considered that each of SBH’s and Brown Advisory’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.
In evaluating the anticipated costs of the services to be provided by each of SBH and Brown Advisory and the profits expected to be realized by each of SBH and Brown Advisory, the Board considered, among other factors, SBH’s and Brown Advisory’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to each of SBH and Brown Advisory. The Board considered the financial resources of each of SBH and Brown Advisory and acknowledged that each of SBH and Brown Advisory must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for each of SBH and Brown Advisory to be able to provide high-quality services to the Portfolio.
The Board also considered certain fall-out benefits that may be realized by each of SBH and Brown Advisory and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to each of SBH and Brown Advisory from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to each of SBH and Brown Advisory in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.
The Board took into account that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments, SBH and Brown Advisory that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the Portfolio’s strategies, as repositioned. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would seek to develop and implement an efficient transition strategy and seek to minimize potential costs, such as market impact, associated with Repositioning.
The Board considered that any profits realized by each of SBH and Brown Advisory due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and each of SBH and Brown Advisory, acknowledging that any such profits would be based on the subadvisory fee paid to each of SBH and Brown Advisory by New York Life Investments, not the Portfolio.
Subadvisory Fees and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under each of the New Subadvisory Agreements and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments under the Management Agreement, because the subadvisory fee to be paid to each of SBH and Brown Advisory would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments, including that due to the subadvisory fee schedule under the New Subadvisory Agreement with SBH, which includes a breakpoint with a fee that is lower than the subadvisory fee paid to Eagle under the current subadvisory agreement, New York Life Investments’ retained management fee would increase.
In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of peer funds identified by Strategic Insight and information provided by each of SBH and Brown Advisory on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Portfolio, as repositioned. The Board considered the similarities and differences in the contractual fee schedules of the Portfolio and these similarly-managed funds, taking into account the rationale for any differences in fee schedules. The

Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s shareholders through the Portfolio’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and each of the New Subadvisory Agreements.

INFORMATION ABOUT SBH AND BROWN ADVISORY
Segall Bryant & Hamill, LLC
SBH has its principal offices at 540 West Madison Street, Suite 1900, Chicago, IL 60661. As of December 31, 2019, SBH had approximately $20 billion assets under management (including approximately $384 million in assets under advisement).
SBH does not have any affiliated broker-dealers.
No officers or members of the Board are officers, employees, directors, general partners or shareholders of SBH, or otherwise has any material direct or indirect interest in SBH or any person controlling, controlled by or under common control with SBH. In addition, since January 1, 2020, the beginning of the Trust’s current fiscal year, no members of the Board has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which SBH, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.
Certain information concerning each executive officer of SBH has been provided by SBH and is listed below. The address of each executive officer of SBH, unless otherwise noted, is 540 West Madison Street, Suite 1900, Chicago, IL 60661.
Senior Executives	Title
Philip L. Hildebrandt	Chief Executive Officer
Ralph M. Segall	Chief Investment Officer
Paul A. Lythberg	Chief Compliance Officer and Chief Operating Officer
Carolyn B. Goldhaber	Chief Financial Officer
Day-to-day management of the portion of the Portfolio managed by SBH will be the responsibility of the following portfolio managers:
Portfolio Manager	Biographical Information
Brian C. Fitzsimons, CFA
Mr. Fitzsimons has been a portfolio manager of the MainStay VP Small Cap Growth Portfolio since May 2020. He is the director of Small Cap Growth strategies and a principal at SBH. Mr. Fitzsimons joined the firm in 2018 as part of SBH’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as the director of small cap growth research and a portfolio manager and analyst on the Small Cap Growth team. Prior to joining Denver Investments in 2005, Mr. Fitzsimons was a finance manager at Newmont Capital Ltd. from 2004 to 2005, an equity analyst at A.G. Edwards & Sons, Inc. from 2002 to 2004, and an equity analyst at Berger Funds during 2002. He earned a B.S. from Metropolitan State College of Denver and an MBA from the University of Denver. He has earned the CFA® designation and is a member of CFA Institute and CFA Society Colorado.

Mitch S. Begun, CFA
Mr. Begun has been a portfolio manager of the MainStay VP Small Cap Growth Portfolio since May 2020. He is a senior portfolio manager and principal at SBH and is an analyst on the Small Cap Growth strategies team. Mr. Begun joined the firm in 2018 as part of SBH’s acquisition of Denver Investments. During his tenure with Denver Investments, he served as a portfolio manager and analyst on the Small Cap Growth team. Prior to joining Denver Investments in 2003, he worked as an equity research associate at Raymond James & Associates. Mr. Begun earned his BSBA from the University of North Carolina at Chapel Hill. He is a CFA® charterholder and is a member of CFA Institute and CFA Society Colorado.

SBH also acts as advisor or subadvisor to the funds listed in the table below. The investment objectives of these funds are similar to the Portfolio’s investment objective.
Fund Name	Assets Under Management as of December 31, 2019	Advisory/Subadvisory Fee
Segall Bryant & Hamill Small Cap Growth Fund	$75.3M	0.65% on all assets
Brown Advisory LLC
Brown Advisory LLC has its principal offices at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231 and does business under the name of Brown Advisory. Brown Advisory is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company. Brown Advisory Management, LLC is controlled by Brown Advisory Incorporated, a holding company incorporated under the laws of Maryland in 1998. Brown Advisory and its affiliates have provided investment advisory and management services to clients for over 20 years and as of December 31, 2019 had approximately $81.3 billion in assets under management and advisement.
Brown Advisory does not conduct any institutional trading through its affiliated broker/dealer, Brown Advisory Securities, LLC.
No officers or members of the Board are officers, employees, directors, general partners or shareholders of Brown Advisory, or otherwise has any material direct or indirect interest in Brown Advisory or any person controlling, controlled by or under common control with Brown Advisory. In addition, since January 1, 2020, the beginning of the Trust’s current fiscal year, no members of the Board has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Brown Advisory, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.
Certain information concerning each executive officer of Brown Advisory has been provided by Brown Advisory and is listed below. The address of each executive officer of Brown Advisory, unless otherwise noted, is 901 South Bond Street, Suite 400, Baltimore, MD 21231.
Senior Executives	Title
Michael D. Hankin	President & Chief Executive Officer
David M. Churchill	Chief Financial Officer & Chief Operating Officer
Brett D. Rogers	General Counsel & Chief Compliance Officer
Day-to-day management of the portion of the Portfolio managed by Brown Advisory will be the responsibility of the following portfolio managers:
Portfolio Manager	Biographical Information
Christopher A. Berrier
Mr. Berrier has served as portfolio manager of the MainStay VP Small Cap Growth Portfolio since May 2020. Prior to joining Brown Advisory in 2005, Mr. Berrier was a Senior Equity Analyst at T. Rowe Price, covering multiple sectors with a primary focus on small- and mid-capitalization growth companies across several mutual funds. He received a B.A. in economics from Princeton University in 2000.

George Sakellaris, CFA
Mr. Sakellaris has served as portfolio manager of MainStay VP Small Cap Growth Portfolio since May 2020. Prior to joining Brown Advisory in 2014, Mr. Sakellaris started and managed a small-cap growth strategy at Credo Capital Management and served as director of research and an analyst for GARP Research & Securities. He received a M.B.A. from the Robert H. Smith School of Business in 2006 and a B.S. from the University of Maryland in 2000. Mr. Sakellaris also holds the CFA® designation.

Brown Advisory also acts as advisor or subadvisor to the funds listed in the table below. The investment objectives of these funds are similar to the Portfolio’s investment objective.
Fund Name	Assets Under Management as of December 31, 2019	Advisory/Subadvisory Fee
Principal SmallCap Growth Fund I	$616.6M	0.50% on assets up to $200 million; 0.45% on assets between $200 million and $400 million; 0.40% on assets over $400 million
Brown Advisory Small Cap Growth Fund	$1.47B	0.85% on all assets
Principal Investment Strategy, Investment Process and Principal Risks of the Portfolio
Effective May 1, 2020, the Portfolio’s principal investment strategies, investment process and principal risks will be as follows:
Principal Investment Strategies
The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in small capitalization companies. For purposes of the Portfolio, small capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company in the Russell 2000® Growth Index at the time of the Portfolio’s investment (approximately $9.1 billion as of February 28, 2020). The Portfolio may invest in securities of U.S. and foreign companies, including emerging markets companies.
The Portfolio has two Subadvisors, Segall Bryant & Hamill, LLC (“SBH”) and Brown Advisory LLC (“Brown Advisory”). New York Life Investment Management LLC, the Portfolio’s Manager, believes the Subadvisors’ investment processes and styles are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.
SBH’s Investment Strategy and Process:
SBH implements its investment strategy primarily through independent “bottom-up” fundamental research. SBH seeks to construct a portfolio designed to generate risk-adjusted excess return relative to the Portfolio’s benchmark, primarily through stock selection. SBH uses a proprietary discounted cash flow (“DCF”) model for purposes of valuing and generating price targets for individual stocks. The DCF model is utilized for two primary purposes: (i) to understand what assumptions are implied in a stock’s current price; and (ii) to generate an expected value for each stock, based on the team’s internally generated forecasts. SBH typically maintains exposure to most sectors within the Russell 2000® Growth Index; however, with an active management process, there will be variances in sector exposure relative to the Russell 2000® Growth Index. SBH typically invests only in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., American Depositary Receipts (“ADRs”)). SBH may sell a security when conditions have changed and it believes a company’s prospects are no longer attractive, the security’s price has achieved the team’s valuation target, certain objective criteria are met or better relative investment opportunities have been identified.
Brown Advisory’s Investment Strategy and Process:
Under normal conditions, Brown Advisory seeks to achieve the Portfolio’s investment objective by investing in equity securities of small capitalization domestic companies. Brown Advisory primarily selects companies it believes have above average growth prospects. Brown Advisory conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential for long-term earnings growth that is not fully reflected in the security’s price. Brown Advisory employs a bottom-up, fundamental research approach to the identification, examination and selection of securities.

Equity securities include domestic common and preferred stock, convertible debt securities, ADRs, real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The Portfolio may also invest in private placements in these types of securities. The Portfolio invests primarily in ETFs that have an investment objective similar to the Portfolio’s or that otherwise are permitted investments with the Portfolio’s investment policies.
Brown Advisory assesses a company’s environmental, social and governance (“ESG”) profile through conducting research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. Brown Advisory views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Portfolio may invest.
Brown Advisory may sell a security or reduce its position if it believes: (i) the security subsequently fails to meet initial investment criteria; (ii) a more attractively priced security is found; or (iii) the security becomes overvalued relative to the long-term expectation.
Principal Risks
You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.
The principal risks of investing in the Portfolio are summarized below.
Market Risk: The value of the Portfolio’s investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio’s shares.
Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. A Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Portfolio’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio’s benchmark.
Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because the Subadvisors did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.
A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected.
Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers’ ability to anticipate such changes that can adversely affect the value of the Portfolio’s holdings.
Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.
Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.
Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of the Portfolio’s investments in foreign securities. Foreign securities may also subject the Portfolio’s investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.
Liquidity and Valuation Risk: The Portfolio’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.
The Portfolio is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors’ interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.
Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.
Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
Exchange-Traded Fund (“ETF”) Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.
Real Estate Investment Trust (“REIT”) Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.
Private Placement and Restricted Securities Risk: The Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.
Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.
Terms of the New Subadvisory Agreements
The following is a summary of the New Subadvisory Agreements. A form of each New Subadvisory Agreement is attached hereto as Appendix B. Each New Subadvisory Agreement will become effective on May 1, 2020, and will continue for an initial term ending in two years, unless sooner terminated as provided in each New Subadvisory Agreement. Thereafter, each New Subadvisory Agreement will continue for successive one year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a “majority of the outstanding voting securities” of the Portfolio (as defined in the Investment Company Act of 1940 (“1940 Act”)) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

Each New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s management agreement with New York Life Investments and may be terminated by New York Life Investments, SBH or Brown Advisory (as applicable) at any time without payment of any penalty on sixty (60) days’ prior written notice to the other party. Each New Subadvisory Agreement may also be terminated at any time on sixty (60) days’ prior written notice to SBH or Brown Advisory and New York Life Investments without payment of any penalty by action of the Board or by a vote of a “majority of the outstanding voting securities” of the Portfolio (as defined in the 1940 Act).
Each New Subadvisory Agreement provides that SBH or Brown Advisory will not be liable to New York Life Investments, the Portfolio, or any shareholder of the Portfolio, for any act or omission in the course of, or connected with, its services under the New Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from SBH’s or Brown Advisory’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Subadvisory Agreement, or reckless disregard of its obligations and duties under the New Subadvisory Agreement.
Management and Subadvisory Fees
The current management fee for the Portfolio is an annual percentage of the Portfolio’s average daily net assets as follows: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion.
Under the current subadvisory agreement between New York Life Investments and Eagle with respect to the Portfolio, New York Life Investments (not the Portfolio) pays Eagle a subadvisory fee, computed daily and payable monthly, at an annual rate of: 0.45% on assets up to $100 million; and 0.40% on assets over $100 million.
Under the New Subadvisory Agreements, New York Life Investments (not the Portfolio) will pay: (i) SBH a subadvisory fee based on the portion of the Portfolio it manages, computed daily and payable monthly, at an annual rate of: 0.45% on assets up to $100 million and 0.35% on assets over $100 million; and (ii) Brown Advisory a subadvisory fee based on the portion of the Portfolio it manages, computed daily and payable monthly, at an annual rate of: 0.45% on assets up to $100 million and 0.40% on assets over $100 million.
For the fiscal year ended December 31, 2019, no fees were paid by New York Life Investments to SBH or Brown Advisory. If SBH and Brown Advisory had served as subadvisors for the Portfolio during the fiscal year ended December 31, 2019, the aggregate subadvisory fees that would have been paid to each of them under the terms of the New Subadvisory Agreements, assuming all other factors to be equal, would have been $800,655 and $850,749, respectively, for a total amount of  $1,651,404. This total amount is $94 less than the actual subadvisory fee paid to Eagle for the fiscal year ending December 31, 2019, representing a 0.01% decrease in the effective subadvisory fee.
GENERAL INFORMATION
The Trust will furnish, without charge, to any Policy owner, upon request, a printed version of the Portfolio’s most recent annual report and semi-annual report. Such requests may be directed to the Trust by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 1-800-598-2019.
New York Life Investments serves as the investment manager and administrator to the Portfolio. The principal executive offices of New York Life Investments and the Portfolio are located at 51 Madison Avenue, New York, New York 10010.
The Portfolio’s distributor is NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302. The Portfolio’s custodian is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900.
The Portfolio may furnish only one copy of this Information Statement to a household, even if more than one shareholder resides in the household, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this Information Statement, please contact the distributor by writing NYLIFE Distributors LLC, Attn: MainStay VP Funds Trust, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll-free 1-800-598-2019. If in the future you do not want the mailing of your Information Statement to be combined with other members of your household, or if the Portfolio has furnished multiple Information Statements to your household and you would like the Portfolio to furnish only one statement to your household in the future, please inform the distributor in writing or via telephone at the address or telephone number listed above.

APPENDIX A
SHARE OWNERSHIP OF SHAREHOLDERS OF
MAINSTAY VP EAGLE SMALL CAP GROWTH PORTFOLIO
As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding Initial Class or Service Class shares of the Portfolio. Shareholders holding greater than 25% or more of the Portfolio are considered “controlling persons” of the Portfolio under the 1940 Act.
Title of Class	Name and Address of Owner	Percent of Class
Initial Class
	NYLIAC Variable Annuity Sep Acct III	11.4%
	NYLIAC Variable Annuity Sep Acct IV	7.4%
	NYLIAC Variable Universal Life Separate Account I	13.5%
	MainStay VP Growth Allocation Portfolio	22.2%
	MainStay VP Moderate Allocation Portfolio	5.7%
	MainStay VP Moderate Growth Allocation Portfolio	27.8%
Service Class
	NYLIAC Variable Annuity Sep Acct III	27.8%
	NYLIAC Variable Annuity Sep Acct IV	70.8%
The address for each record or beneficial owner is 51 Madison Avenue, New York, New York 10010.

A-1

APPENDIX B
MAINSTAY VP FUNDS TRUST
FORM OF SUBADVISORY AGREEMENT
This Subadvisory Agreement, made as of the 1st day of May, 2020 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Segall Bryant & Hamill LLC, a Delaware limited liability company (the “Subadvisor”).
WHEREAS, MainStay VP Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and
WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and
WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and
WHEREAS, the Manager has entered into an Amended and Restated Management Agreement with the Trust, on behalf of its series, as amended (the “Management Agreement”); and
WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and
WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and
WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;
NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:
1.   Appointment. The Manager hereby appoints the Subadvisor to act as the investment subadvisor to the series designated on Schedule A of this Agreement (the “Series” or “Portfolio”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Subadvisor will be under no duty to supervise, direct the investment of, or otherwise monitor any assets of a Series other than the Allocated Assets.
In the event the Trust designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.
2.   Portfolio Management Duties. Subject to the supervision of the Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:
(a)   The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and will coordinate efforts with the Manager with that objective, and to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code, and the regulations thereunder, as applicable.
(b)   The Subadvisor will conform its activities with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board (the “Compliance Procedures”) of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.
(c)   On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust.
(d)   In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.
(e)   The Subadvisor will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other investments constituting Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.
(f)   The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.
(g)   The Subadvisor will provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Allocated Assets and the issuers and securities represented in the Allocated Assets, and will furnish the Board with respect to the Allocated Assets such periodic and special reports as the Trustees and the Manager may reasonably request.
(h)   In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:
(i)   been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or
(ii)   been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or
(iii)   been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.
(i)   The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.
3.   Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.   Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Series, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to (i) the Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.
5.   Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.
6.   Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:
(a)   the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;
(b)   the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Subadvisor; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)   the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;
(d)   the charges and expenses of legal counsel and independent accountants for the Trust;
(e)   brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;
(f)   all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;
(g)   the fees of any trade association of which the Trust may be a member;
(h)   the cost of share certificates representing the Series’ shares;
(i)   the fees and expenses involved in registering and maintaining registrations of the Trust and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;
(j)   communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;
(k)   litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and
(l)   any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.
7.   Compliance.
(a)   The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program. The Subadvisor further understands that the adequacy of the Subadvisor’s Compliance Program and the effectiveness of the Subadvisor’s Compliance Program’s implementation is subject to annual review by the Trust and the Trust’s Chief Compliance Officer.
(b)   The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or, to the Subadvisor’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.
(c)   The Manager agrees that it shall immediately notify the Subadvisor in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or, to the Manager’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
8.   Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will within a reasonable time period deliver to it all future amendments and supplements, if any:
(a)   Declaration of Trust of the Trust, as amended from time to time (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);
(b)   By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);
(c)   Certified Resolutions of the Board authorizing the appointment of the Subadvisor and approving the form of this Agreement;
(d)   Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;
(e)   Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto;
(f)   Prospectus and Statement of Additional Information of the Series
The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.
9.   Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.
10.   Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.
11.   Representations Respecting Subadvisor. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.
12.   Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders, unless otherwise required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.
13.   Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.
14.   Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.
Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
15.   Indemnification.
(a)   The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b)   Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact attributable to Subadvisor contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)   The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)   The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.
16.   Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
17.   Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) or in the event the Management Agreement between the Manager and the Registrant is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.
18.   Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement with respect to any Series shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of that Series; and (ii) the Board, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.
19.   Use of Name.
(a)   It is understood that the name MainStay, or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) with respect to a Series only with the approval of the Manager and only so long as the Manager is Manager to such Series. Upon termination of the Management Agreement between the Trust and the Manager with respect to a Series, the Subadvisor shall forthwith cease to use such name (or derivative or logo) with respect to that Series.
(b)   It is understood that the name Segall Bryant & Hamill LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) with respect to a Series in offering materials or sales materials with respect to such Series with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to such Series. Upon termination of this Agreement with respect to a Series, the Trust shall forthwith cease to use such name (or derivative or logo) with respect to that Series.
20.   Proxies; Class Actions.
(a)   The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust, on behalf of the applicable Series. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.
(b)   Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.
21.   Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management LLC, 30 Hudson Street, Jersey City, New Jersey

07302, Attention: General Counsel; or (2) to the Subadvisor at Segall Bryant & Hamill LLC, 540 West Madison Street, Suite 1900, Chicago, IL 60661 Attention: Chief Compliance Officer.
22.   Miscellaneous.
(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;
(b)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;
(c)   To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;
(d)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;
(e)   Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.
*   *   *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Agreement may be signed in counterparts.
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Attest:	By:
Name:	Name:
Title:	Title:
SEGALL BRYANT& HAMILL LLC
Attest:	By:
Name:	Name:
Title:	Title:

SCHEDULE A
(As of May 1, 2020)
As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:
PORTFOLIO	Annual Rate
MainStay VP Small Cap Growth Portfolio	0.45% on assets up to $100 million: and 0.35% on assets over $100 million
The fee based upon a percentage of the Subadvisor’s Allocated Assets constituting the Portfolio’s average daily net assets of the Portfolio shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Portfolio.
Payment will be made to the Subadvisor on a monthly basis.

MAINSTAY VP FUNDS TRUST
FORM OF SUBADVISORY AGREEMENT
This Subadvisory Agreement, made as of the 1st day of May, 2020 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Brown Advisory LLC, a Delaware limited liability company (the “Subadvisor”).
WHEREAS, MainStay VP Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and
WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and
WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and
WHEREAS, the Manager has entered into an Amended and Restated Management Agreement with the Trust, on behalf of its series, as amended (the “Management Agreement”); and
WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and
WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and
WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;
NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:
1.   Appointment. The Manager hereby appoints the Subadvisor to act as the investment subadvisor to the series designated on Schedule A of this Agreement (the “Series” or “Portfolio”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Subadvisor will be under no duty to supervise, direct the investment of, or otherwise monitor any assets of a Series other than the Allocated Assets.
In the event the Trust designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.
2.   Portfolio Management Duties. Subject to the supervision of the Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:
(a)   The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and will coordinate efforts with the Manager with that objective, and to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code, and the regulations thereunder, as applicable.
(b)   The Subadvisor will conform its activities with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board (the “Compliance Procedures”) of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.
(c)   On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust.
(d)   In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.
(e)   The Subadvisor will provide reasonable assistance to the custodian and portfolio accounting agent for the Trust in their determination or confirmation, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other investments constituting Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor. The Manager and the Trust agree that the Subadvisor is not a pricing agent for the Allocated Assets, and that the manager and the Trust are responsible for valuation of the Portfolio’s assets.
(f)   The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the

“Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.
(g)   The Subadvisor will provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Allocated Assets and the issuers and securities represented in the Allocated Assets, and will furnish the Board with respect to the Allocated Assets such periodic and special reports as the Trustees and the Manager may reasonably request.
(h)   In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:
(i)   been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or
(ii)   been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or
(iii)   been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.
(i)   The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.
3.   Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the

Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.
4.   Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the then current Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series’ Allocated Assets in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Series, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to (i) the Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.
5.   Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.
6.   Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:
(a)   the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;
(b)   the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Subadvisor; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;
(c)   the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;
(d)   the charges and expenses of legal counsel and independent accountants for the Trust;
(e)   brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;
(f)   all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;
(g)   the fees of any trade association of which the Trust may be a member;
(h)   the cost of share certificates representing the Series’ shares;
(i)   the fees and expenses involved in registering and maintaining registrations of the Trust and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;
(j)   communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;
(k)   litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and
(l)   any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.
7.   Compliance.
(a)   The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program. The Subadvisor further understands that the adequacy of the Subadvisor’s Compliance Program and the effectiveness of the Subadvisor’s Compliance Program’s implementation is subject to annual review by the Trust and the Trust’s Chief Compliance Officer.
(b)   The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or, to the Subadvisor’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.
(c)   The Manager agrees that it shall immediately notify the Subadvisor in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or, to the Manager’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
8.   Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will within a reasonable time period deliver to it all future amendments and supplements, if any:
(a)   Declaration of Trust of the Trust, as amended from time to time (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);
(b)   By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);
(c)   Certified Resolutions of the Board authorizing the appointment of the Subadvisor and approving the form of this Agreement;
(d)   Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;
(e)   Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto;
(f)   Prospectus and Statement of Additional Information of the Series
The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.
9.   Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.
10.   Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.
11.   Representations Respecting Subadvisor. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.
12.   Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders, unless otherwise required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.
13.   Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.
14.   Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.
Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
15.   Indemnification.
(a)   The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b)   Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact attributable to Subadvisor contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)   The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.
(d)   The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.
16.   Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
17.   Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60)

days’ written notice to the Subadvisor and the Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) or in the event the Management Agreement between the Manager and the Registrant is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.
18.   Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement with respect to any Series shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of that Series; and (ii) the Board, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.
19.   Use of Name.
(a)   It is understood that the name MainStay, or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) with respect to a Series only with the approval of the Manager and only so long as the Manager is Manager to such Series. Upon termination of the Management Agreement between the Trust and the Manager with respect to a Series, the Subadvisor shall forthwith cease to use such name (or derivative or logo) with respect to that Series.
(b)   It is understood that the name Brown Advisory LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) with respect to a Series in offering materials or sales materials with respect to such Series with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to such Series. Upon termination of this Agreement with respect to a Series, the Trust shall forthwith cease to use such name (or derivative or logo) with respect to that Series.
20.   Proxies; Class Actions.
(a)   The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust, on behalf of the applicable Series. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.
(b)   Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.   Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management LLC, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: General Counsel; or (2) to the Subadvisor at Brown Advisory LLC, 901 S Bond Street, Suite 400, Baltimore, MD 21231 Attention: General Counsel.
22.   Miscellaneous.
(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;
(b)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;
(c)   To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;
(d)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;
(e)   Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.
*   *   *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Agreement may be signed in counterparts.
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Attest:	By:
Name:	Name:
Title:	Title:
BROWN ADVISORY LLC
Attest:	By:
Name:	Name:
Title:	Title:

SCHEDULE A
(As of May 1, 2020)
As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:
PORTFOLIO	Annual Rate
MainStay VP Small Cap Growth Portfolio	0.45% on assets up to $100 million: and 0.40% on assets over $100 million
The portion of the fee based upon the average daily net assets of the Portfolio shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.
Payment will be made to the Subadvisor on a monthly basis.